UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         June 16, 1998
                                                --------------------------------


                          HEALTHY PLANET PRODUCTS, INC.
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               (Exact Name of Registrant as specified in charter)


         Delaware                         1-13048                    94-2601764
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(State or other jurisdiction of        (Commission           (IRS Employer
incorporation)                         File Number)          Identification No.)


1700 Corporate Circle, Petaluma, California                            94954
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code  (707) 778-2280
                                                   -----------------------------


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         (Former name or former address, if changed since last report.)

Item 6.   Resignation of Registrant's Directors

     On June 11, 1998, Mr. Joseph F. Furlong resigned as a member of the Registrant's Board of Directors. Mr. Furlong's resignation was not due to any dispute or disagreement with the Company, but, rather, related to increased duties and responsibilities which Mr. Furlong has undertaken in his principal occupation.


                                    SIGNATURE

     Pursuant to requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorizes.


                                        HEALTHY PLANET PRODUCTS, INC.


                                        By     s/Bruce A. Wilson
                                           -------------------------------------
                                           Bruce A. Wilson, President,
                                           Chief Executive, Chief Operating and
                                           Chief Financial Officer

Dated: June 16, 1998

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